FIFTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT
THIS FIFTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of March 2, 2025, is entered into among Nuvve Holding Corp., a Delaware corporation (the “Company”) and each Person identified on the signature pages hereto (each, including its successors and assigns, a “Buyer” and collectively, the “Buyers”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement (as defined below).
RECITALS
A.    The Company and the Buyers are parties to that certain Securities Purchase Agreement, dated as of October 31, 2024, as amended by that certain First Amendment to Securities Purchase Agreement, dated as of January 14, 2025, that Second Amendment to Securities Purchase Agreement, effective as of February 3, 2025, that Third Amendment to Securities Purchase Agreement, dated as of February 4, 2025, and that Fourth Amendment to Securities Purchase Agreement, dated as of February 7, 2025 (as amended, the “Purchase Agreement”).
B.    The Company has requested that the Buyers agree to certain amendments to the Purchase Agreement, and the Buyers have agreed to such requests, subject to the terms and conditions of this Amendment.
C.    Pursuant to Section 5.4 of the Purchase Agreement, the Purchase Agreement may be amended upon the written consent of the Company and the Required Holders.
D.    The undersigned Buyers constitute the Required Holders under the Purchase Agreement.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AMENDMENT
1.Amendment. Section 2.1(b) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
(b)    Additional Investment Right. Notwithstanding Section 2.1(a), for so long as the Notes or the Warrants are outstanding, the Buyers shall have the right (the “Additional Investment Right”), exercisable at any time and from time to time, beginning on or after February 28, 2025, to purchase up to an aggregate of $12,500,000 of additional Notes and Warrants (the “Additional Notes” and “Additional Warrants,” respectively), provided that any Additional Investment Right may only be exercised in a minimum amount of $100,000 of Additional Notes and Additional Warrants. The Additional Notes and Additional Warrants shall have the same terms as the Notes and Warrants, except that the conversion price of the Additional Notes and the exercise price of the Additional Warrants shall each be equal to 95% of the arithmetic average of the five (5) lowest trading prices during the ten (10) Trading Days prior to the date such Buyer exercises its Additional Investment Right. For a Buyer to exercise such Additional Investment Right, Buyer shall deliver written notice to the Company (“AIR Exercise Notice”), stating its election to exercise the Additional Investment Right, and the specific dollar amount with respect to the Additional Notes and Additional Warrants to be purchased by such Buyer (“Subsequent Amount”). Within two (2) business days of its receipt of the AIR Exercise Notice, the Company shall notify the Buyer of the date on which such purchase and sale shall occur (each such closing, the “AIR Subsequent Closing”). The AIR Subsequent Closing shall occur no later than two (2) business days (each such date, the “AIR Subsequent Closing Date”) following receipt by the Company of the AIR Exercise Notice unless otherwise mutually agreed upon by the Buyer and Company. On or prior to the AIR Subsequent Closing Date, (i) the Company shall deliver or cause to be delivered to each such exercising Buyer the items specified in Section 2.2(a)(i)(3) through (8), with references to “Note” and “Warrants” deemed to be references to “Additional Notes” and “Additional Warrants,” respectively and (ii) each such Buyer shall deliver to the Company the Subscription Amount for the applicable Subsequent Amount by wire transfer to the account specified in writing by the Company, which Subscription Amount shall equal to the product of (i) 0.9 and (ii) the aggregate principal amount of Additional Notes to be purchased in such AIR Subsequent Closing. The obligations of the Company and the Buyer in connection with such AIR Subsequent Closing are subject to the conditions set forth in Section 2.3, as applicable, with references to the “Closing Date” deemed to be references to “AIR Subsequent Closing Date” for purposes of this Section.
2.Securities Laws Disclosure. The Company shall, by not later than 8:30 a.m. (local time in New York, New York) on the first Trading Day following the date of this Amendment, file a Current Report on Form 8-K, disclosing the terms of this Amendment, and including a copy of this Amendment (or the form thereof) as an exhibit thereto, with the Commission.
3.Effect of Amendment. Except as specifically amended herein, all terms of the Purchase Agreement shall remain in full force and effect and are hereby ratified and affirmed. In the event and to the extent of any conflict between the terms of the Purchase Agreement and this Amendment, this Amendment shall control. The Purchase Agreement may not be further amended or modified except as set forth in the Purchase Agreement. Each reference in the Purchase Agreement or any Transaction Document to the Purchase Agreement shall mean the Purchase Agreement as amended hereby.
4.Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.
5. Entire Agreement, Amendment and Waiver. This Amendment, together with the Purchase Agreement and the Transaction Documents, constitute the entire agreement of the
4898-7467-1139.1

parties hereto and thereto relating to the subject matter hereof and thereof and supersede all prior and contemporaneous contracts or agreements with respect thereto, whether oral or written. This Amendment may not be amended, modified or supplemented and no waivers of consents to or departures from the provisions hereof may be given except pursuant to a writing signed by all of the parties hereto.
6.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
7.Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
8.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
9.Further Assurances. The parties shall execute and deliver such additional documents and instruments and perform such additional acts as may be necessary or appropriate to effectuate, carry out, and perform all of the terms, provisions, and conditions of this Amendment and the transactions contemplated hereby.
[signature pages follow]
4898-7467-1139.1

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

COMPANY:
NUVVE HOLDING CORP.

By: /s/ David Robson
Name: David Robson
Its: Chief Financial Officer

[Signature Page to Amendment No. 5 to Purchase Agreement]
4898-7467-1139.1

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BUYERS:
FIVE NARROW LANE, L.P.

By: /s/ Arie Rabinowitz
Name: Arie Rabinowitz
Its: Managing Member

[Signature Page to Amendment No. 5 to Purchase Agreement]
4898-7467-1139.1

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BUYERS:
Gregory Poilasne

/s/ Gregory Poilanse

[Signature Page to Amendment No. 5 to Purchase Agreement]
4898-7467-1139.1